                             BASIS OF PRESENTATION
                      CERTAIN NON-GAAP FINANCIAL MEASURES
================================================================================


The data contained herein are both audited and unaudited and have been prepared from the Company's internal and external reporting information. Certain of the data are presented on an "ongoing" basis, unless otherwise noted, and exclude
(i) the disposition of brands or businesses, (ii) restructuring, (iii) additional consolidation costs, primarily associated with the closing of the Phoenix and Canada facilities and (iv) executive severance. In addition, certain of the data presented, where indicated, also exclude expenses related to the acceleration of aspects of the implementation of the stabilization and growth phase of the Company's plan. Ongoing operations is unaudited and a non-GAAP measure that the Company believes is useful for its management and investors in understanding the financial operating performance and underlying strength of the business without the impact of such items. Ongoing operations does not purport to represent the results of operations or our financial position that actually would have occurred had the foregoing transactions been consummated at the beginning of the periods presented.

Adjusted EBITDA is defined as net earnings before interest, taxes, depreciation, amortization, gains/losses on foreign currency transactions, gains/losses on the sale of assets, miscellaneous expenses and the items described above. Adjusted EBITDA is a non-GAAP financial measure. The Company believes that Adjusted EBITDA is a financial metric that can assist the Company and investors in assessing its financial operating performance and liquidity. The Company believes that Adjusted EBITDA is useful in understanding the financial operating performance and underlying strength of its business, excluding the effects of certain factors, including gains/losses on foreign currency transactions, gains/losses on the sale of assets, miscellaneous expenses and the items described above. Adjusted EBITDA should not be considered in isolation, as a substitute for net income/(loss) or cash flow from/used for operating activities prepared in accordance with GAAP. Adjusted EBITDA does not take into account our debt service requirements and other commitments and, accordingly, is not necessarily indicative of amounts that may be available for discretionary uses. EBITDA is defined differently for our credit agreement. Furthermore, other companies may define EBITDA differently and, as a result, our measure of Adjusted EBITDA may not be comparable to EBITDA of other companies.

A reconciliation of GAAP to non-GAAP measures is provided either herein or on the Company's website.


                                 [REVLON LOGO]

                               2004 BUSINESS PLAN

================================================================================


                               GUIDING PRINCIPLES


1.    GROUNDED IN REALITY

2.    ACHIEVABLE GROWTH PROJECTIONS

3.    APPROPRIATE BALANCE BETWEEN CORE AND NEW PRODUCTS

4.    FOCUSED BRAND SUPPORT

5.    RESPONSIBLE COST CONTROL

6.    RETURN ON INVESTMENT APPROACH



--------------------------------------------------------------------------------
           A PLAN THAT CONTINUES TO CREATE TANGIBLE VALUE, DELIVERING
           $200MM IN EBITDA IN 2004, WITH SIGNIFICANT UPSIDE IN 2005
                                  AND BEYOND.
--------------------------------------------------------------------------------


                                 [REVLON LOGO]

                              2004 PLAN HIGHLIGHTS

================================================================================

                                KEY DATA ($MM)(1)


 2002A                                          2003       2004P       CHANGE
 -----                                          ----       -----       ------

 1,194      NET SALES                           1,304      1,407         +8%


    14      OPERATING INCOME                       60        100        +67%

   1.2%        % OF NET SALES                     4.6%       7.1%       +2.5 PTS


   121      ADJUSTED EBITDA                       157        200        +27%

  10.1%        % OF NET SALES                    12.0%      14.2%       +2.2 PTS





(1) Presented on an ongoing basis and adjusted for Growth Plan charges; see reconciliation to GAAP and As-Reported measures attached.





                                 [REVLON LOGO]

                             REVLON SUCCESS JOURNEY

================================================================================


--------------------------------------------------------------------------------


    VALUE CREATION CONTINUUM -------------------------------->


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                                                                 | S
                                                                                 | u
      COST           STABILIZE & BEGIN                  CONTINUE GROWTH --->     | s      ACCELERATED
RATIONALIZATION         TO GROW                         MOMENTUM                 | t         GROWTH
                                                                                 | a
                                                                                 | i
                                                                                 | n
Consolidated         Reversed Market Share Declines     BALANCE TOP-LINE GROWTH  | a      Accelerate Top-line
Manufacturing/                                          WITH MARGIN IMPROVEMENT  | b      Momentum
Distribution         Generated Top-Line Growth                                   | l
                                                        Develop Transformation   | e      Significantly Improve
Reduced Overhead     Restored Consumer/Customer         Initiatives              |        Margins
                     Confidence                                                  | B
                                                        Continue Share Growth    | u      Continue Share Growth
                     Strengthened Management Team                                | s
                                                        Significantly Strengthen | i
                                                        Balance Sheet            | n
                                                                                 | e
                                                                                 | s
                                                                                 | s
                                                                                 |
                                                                                 | M
                                                                                 | o
                                                                                 | d
                                                                                 | e
                                                                                 | l


  2000-2002               2002-2003                         2004-2005E                       2005-2006E


                                 [REVLON LOGO]

                                 WHAT'S POSSIBLE

================================================================================

                      THE DESTINATION MODEL - REVLON, INC.

                                % OF GROSS SALES

                                                     DESTINATION
                                         2003(1)     MODEL (EST.)
                                        -------     ------------

                                                                         -----------------------------
                                                                            ^
GROSS SALES                               100%          100%                |   SIGNIFICANT REVENUE
                                                                            |   GROWTH OPPORTUNITY
RETURNS/ALLOWANCES/DISCOUNTS(2)            18%           17%                |
                                                                         -----------------------------
COST OF GOODS                              32%           29%

GROSS MARGIN                               50%           54%

SG&A                                       46%           40%

OPERATING INCOME                            4%           14%



--------------------------------------------------------------------------------

                    SIGNIFICANT MARGIN EXPANSION OPPORTUNITY

--------------------------------------------------------------------------------



(1) Presented on an ongoing basis and adjusted for Growth Plan charges; see reconciliation to GAAP and As-Reported measures attached.

(2)  Includes Other Revenues


                                 [REVLON LOGO]
                                                                            -28-

               GROUNDED IN REALITY: THE COLOR COSMETICS CATEGORY

================================================================================

     WE ARE FORECASTING THE CATEGORY TO IMPROVE IN 2004, BUT NOT TO HISTORICALLY HIGH LEVELS


                               [GRAPHIC OMITTED]





           6%                    6%             0.3%             4%

        1997-2001               2002            2003            2004P
           CAGR




Source: ACNielsen U.S. All Outlets plus Wal-Mart and Regional MVRs; Company estimates for 2004



                                 [REVLON LOGO]
                                                                            -33-

                       MARGIN TRANSFORMATION INITIATIVES

================================================================================

                                                    ESTIMATED SAVINGS
                                              -----------------------------
                                                            DESTINATION
                                                2004P       MODEL IMPACT
                                                ($MM)     (MARGIN PTS.(1))
                                              ---------  ------------------

  ---------------------------------------------------------------------------

     1.  PROMOTION REDESIGN                     $5MM        1-1.5 PTS.

     2.  PRODUCT LIFE CYCLE MANAGEMENT            -            2

     3.  IN-STORE MERCHANDISING                   -            2

  ---------------------------------------------------------------------------

     4.  INTERNATIONAL SUPPLY CHAIN               2            1

     5.  COGS REDUCTION                           6          0.5-1.5

     6.  INDIRECT SOURCING                        4           0.5



1)  Margins on gross sales



                                 [REVLON LOGO]

                        MARGIN TRANSFORMATION INITIATIVE

================================================================================

                               PROMOTION REDESIGN


OBJECTIVES:

     |_| Develop promotional process that delivers promotions to our customers and consumers that are on strategy, on time and on budget in order to:

          o   Increase revenue

          o   Increase profits

          o   Ensure customer and consumer satisfaction


STRATEGIES:

     |_|  Implement promotional guidelines into strategy and execution for 2005

     |_|  Implement new promotional process into organization

     |_|  Create customer-specific plan based on new strategy

     |_|  Identify next generation promotional format

     |_|  Develop category specific guidelines



PROGRESS TO DATE:

     |_|  Audited 2004 promotions; identified $5mm in cost savings

     |_|  Defining strategic approach for 2005; initial implementation underway


  --------------------------------------------------------------------------
                       ESTIMATED ANNUALIZED SAVINGS: $20MM
                               2004P SAVINGS: $5MM
  --------------------------------------------------------------------------


                                 [REVLON LOGO]

                        MARGIN TRANSFORMATION INITIATIVE

================================================================================

                         PRODUCT LIFE CYCLE MANAGEMENT


OBJECTIVES:

     |_|  Reduce returns cost

     |_|  Maximize wall productivity

     |_|  Maximize effectiveness of spending


STRATEGIES:

     |_|  Create new business models for product lifecycle management

          o   BIRTH:

               |X|  Smarter sell-in of new products

               |X|  Contingency planning

          o   LIFE:

               |X|  Active retailer inventory monitoring and management

               |X| Timely monitoring of new product success and adjustment of plans

               |X|  Extended product lifecycles & less "new" churn

          o   RETIREMENT:

               |X|  Reduced-cost discontinuance

     |_|  Create principles for extending product lifecycles

          o   Devise by category (Lip, Nail, Face, Eye)

          o Determine optimal timing and sequence of line extensions and restages/refreshes


PROGRESS TO DATE:

     |_| Implemented management routines to actively manage Birth, Life and Retirement of our products

     |_|  Establishing metrics and tools to optimize inventory management

  --------------------------------------------------------------------------
                       ESTIMATED ANNUALIZED SAVINGS: $30MM
                                2004P SAVINGS: --
  --------------------------------------------------------------------------

                                 [REVLON LOGO]

                        MARGIN TRANSFORMATION INITIATIVE

================================================================================

                             IN-STORE MERCHANDISING



OBJECTIVES:

     |_|  Enhance in-store presence and effectiveness

     |_|  Reduce overall wall costs

     |_|  Maximize SKU productivity and minimize damages/returns


STRATEGY:

     |_|  Energize and improve overall impact and appeal of wall

     |_|  Stock optimal product assortment

     |_|  Simplify and standardize wall

     |_|  Improve ease of implementation and flexibility


PROGRESS TO DATE:

     |_|  Designed test to go to market with partner retailer in 2004


   ------------------------------------------------------------------------
                       ESTIMATED ANNUALIZED SAVINGS: $30MM
                                2004P SAVINGS: --
   ------------------------------------------------------------------------

                                 [REVLON LOGO]

         ESTIMATED SALES IMPACT OF GROWTH INITIATIVES IN NORTH AMERICA

================================================================================

                     2004P GROSS SALES GROWTH DRIVERS ($MM)



                                [GRAPHIC OMITTED]





   1,118          36                   20                   8                    8                    23               1,213


---------------------------------------------------------------------------------------------------------------------------------
   2003     Category Growth       Space Gains          Space Gains            Pricing            Marketing,            2004P
            (All Businesses)   (Color Cosmetics)   (Other Businesses)    (Color Cosmetics)       Advertising,
                                                                                                  Promotion
                                                                                                Effectiveness
                                                                                               (All Businesses)



                                 [REVLON LOGO]

                       ACHIEVEMENTS TO DATE-INTERNATIONAL

================================================================================

     SIGNIFICANT PROGRESS ACHIEVED IN 2003 TO STRENGTHEN INTERNAL CAPABILITIES TO DRIVE PERFORMANCE IMPROVEMENT


        ($MM)                   2002(1)         2003(1)         CHANGE
                                -------         -------         ------

        GROSS SALES              420             462             +10%

        OPERATING INCOME         (9)              25            +$34MM


--------------------------------------------------------------------------------
                            KEY PERFORMANCE DRIVERS
--------------------------------------------------------------------------------

 [ ]  DEVELOPED AND IMPLEMENTED STRENGTHENED BRAND PLANS

 [ ] INSTALLED STRONGER MANAGEMENT IN KEY POSITIONS AND IMPLEMENTED MORE DISCIPLINED MANAGEMENT PROCESSES

 [ ]  CONTROLLED COSTS AND IMPROVED WORKING CAPITAL MANAGEMENT

 [ ] RESULTS BENEFITED FROM FAVORABLE FOREIGN EXCHANGE MOVEMENTS (TRANSLATION AND TRANSACTION)

--------------------------------------------------------------------------------


(1) Financial data presented on an ongoing basis and adjusted for Growth Plan charges; see reconciliation to GAAP and As-Reported measures attached.



                                 [REVLON LOGO]

                             2004 PLAN-INTERNATIONAL

================================================================================

     2004 PLAN BUILDS ON ESTABLISHED MOMENTUM, WITH FOCUS ON KEY PROFITABLE GROWTH MARKETS AND OPTIMIZING OUR COST STRUCTURE


                                                                '04P VS
       ($MM)               2002(1)     2003(1)      2004P         '03
                           -------     -------      -----         ---

       GROSS SALES          420          462         506          +10%

       OPERATING INCOME     (9)           25          35          +40%



--------------------------------------------------------------------------------
                          KEY 2004P PERFORMANCE DRIVERS
--------------------------------------------------------------------------------

     |_|  INCREASED MARKETING BEHIND NY-DRIVEN REVLON BRAND PLANS IN KEY MARKETS

     |_| CONTINUE TO BUILD INTERNAL MANAGEMENT CAPABILITIES, FOCUSING ON LATIN AMERICA AND EUROPE

     |_| OPTIMIZE FIXED COST STRUCTURE IN EUROPE AND LATIN AMERICA, INCLUDING SUPPLY CHAIN

     |_|  CONTINUED COST CONTROLS

--------------------------------------------------------------------------------

(1) Financial data presented on an ongoing basis and adjusted for Growth Plan charges; see reconciliation to GAAP and As-Reported measures attached.



                                 [REVLON LOGO]

           ESTIMATED SALES IMPACT OF INTERNATIONAL GROWTH INITIATIVES

================================================================================

                     2004P GROSS SALES GROWTH DRIVERS ($MM)


                                [GRAPHIC OMITTED]





    462           15                   18                   8                    3                   506


--------------------------------------------------------------------------------------------------------------------
   2003         Revlon             Hair Care            Beauty Care       Other Cosmetics           2004P
               Cosmetics
                  |                    |                     |
                  |                    |                     |
                  v                    v                     v

             Primarily UK,         Primarily             Primarily
             Australia and       Latin America         South Africa,
              distributor                              UK and Brazil
              markets in
                Europe


                                 [REVLON LOGO]

                        MARGIN TRANSFORMATION INITIATIVE

================================================================================

                       INTERNATIONAL SUPPLY CHAIN: EUROPE


OBJECTIVES:

     |_| Transform Europe into a strategic and substantial profitable growth contributor...

          o Growth driven by increased spend in support of strong brand marketing strategy

          o   Profit margin increased through:

               o    Lower cost of goods

               o    More efficient and productive operating structure


STRATEGIES:

     |_| Rationalize and harmonize our product range (while still meeting distinct consumer needs):

          o   Within Europe

          o   With the U.S.

     |_| Simplify and streamline our business processes and organize our regional/country/departmental structures in line with this


PROGRESS TO DATE:

     |_|  600 out of a total 2,000 SKU's identified to be eliminated

     |_|  Remaining SKU's standardized across Europe

     |_|  30 positions identified for elimination during the 2H 2004


    -------------------------------------------------------------------------
                       ESTIMATED ANNUALIZED SAVINGS: $7MM
                               2004P SAVINGS: $2MM
    -------------------------------------------------------------------------


                                 [REVLON LOGO]

            ESTIMATED IMPACT FROM KEY INITIATIVES IDENTIFIED TO DATE

================================================================================

                                        ANNUAL INCREMENTAL IMPACT         TOTAL
($MM)                          BASE     -------------------------       ESTIMATED
INITIATIVE                     SPEND     2003     2004P    2005E         SAVINGS              IMPACT AREA
----------                     -----     ----     -----    -----         -------              -----------


Value Analysis              |             1        2         5               8     COGS
                            |
Packaging Rationalization   |> 230        -        1         5               6     COGS
                            |
Direct Sourcing             |             6        3         1              10     COGS


Indirect Sourcing              280        1       12         5              18     Non COGS P+L and
                                                                                   Balance Sheet; Phase One
                                                                                   Focus is on $178mm of
                                                                                   base spend

SKU Rationalization                       -        2         4               6     Balance Sheet

Demand/Supply Planning                    -        5         5              10     Balance Sheet
                                       -------  -------   -------        -------
    Total Impact                          8       25        25              58
 -------------------------------------------------------------------------------
    P+L Impact                            7       10        16              33
 -------------------------------------------------------------------------------
      COGS                                7        6        11              23

      SG&A                                -        4         5              10

   B/S Impact                             1       15         9              25


                                 [REVLON LOGO]

                        2000-2003 FINANCIAL PERFORMANCE

================================================================================

FOCUS ON OPERATING MARGINS AND REDUCTION IN RETURNS, DISCOUNTS AND ALLOWANCES


($mm)                             2000        2001        2002        2003
                                  ----        ----        ----        ----

Gross Sales                      1,597        1,537      1,536       1,583
  % vs. Prior Year                (8%)         (4%)          -          3%


Net Sales                        1,265        1,261      1,194       1,304
                                                       ----------------------
  % vs. Prior Year                 6%             -       (5%)          9%
  % Gross Sales                   79%           82%       78%          82%
                                                       ----------------------


Gross Profit                       762          765        710         804
                                                       ----------------------
  % Gross Sales                    48%          50%        46%         51%
                                                       ----------------------


SG&A                               693          665        696         744
  % Gross Sales                    43%          43%        45%         47%


Depreciation & Amortization        115          100        107          97


ADJUSTED EBITDA                    184          200        121         157
                                                       ----------------------
  % Gross Sales                    12%          13%         8%         10%
                                                       ----------------------




Note: All financial data presented on an ongoing basis and adjusted for Growth Plan charges; see reconciliation to GAAP and As-Reported measures attached.


                                 [REVLON LOGO]
                                                                            -91-

                       2004 PLAN: SALES & ADJUSTED EBITDA

================================================================================

       2004 PLAN DELIVERS ATTRACTIVE EARNINGS GROWTH, FURTHER BUILDING ON SOLID FOUNDATION ESTABLISHED IN 2003




($MM)                             2000        2003        2004P
                                  ----        ----        -----

Net Sales                        1,194       1,304        1,407

 % vs. Prior Year                 (5%)          9%           8%

 % Gross Sales                     78%         82%          82%


Adjusted EBITDA                    121         157          200

 % vs. Prior Year                (40%)         28%          27%

 % Gross Sales                      8%         10%          12%


Note: All financial data presented on an ongoing basis and adjusted for Growth Plan charges; see reconciliation to GAAP and As-Reported measures attached.




                                 [REVLON LOGO]
                                                                            -93-

                           2004 PLAN: OTHER KEY DATA

================================================================================


                                                      PRO FORMA
      ($mm)                                  2003       2004
                                           --------   ---------

      CAPITAL EXPENDITURES                    29       20-25

      PERMANENT DISPLAYS                      73       50-60

      DEPRECIATION & AMORTIZATION(1)          97         101

      NET INTEREST EXPENSE                   170        ~135(2)

           CASH INTEREST PAID                161        ~138(2)

      CASH RESTRUCTURING SPENDING(3)          15          15

      GROWTH PLAN DISBURSEMENTS               80       20-25




(1)    Excludes debt issuance cost amortization

(2) Assumes approximately $780mm debt reduction through exchange offer, with only MacAndrews & Forbes accepting stock for accrued interest

(3)    Includes executive severance


                                 [REVLON LOGO]

                             EBITDA RECONCILIATION

================================================================================



($mm)                            2000       2001      2002      2003      2004P
                                 ----       ----      ----      ----      -----

Adjusted Ongoing EBITDA          184         200       121       157       200

 Brand and Facilities Sold         9         (1)         -         -         -

 Restructuring Costs & Other    (56)        (74)      (24)       (6)         -

 Growth Plan Charges               -           -     (103)      (29)         -

As Reported Adjusted EBITDA      137         125       (6)       122       200





  Note: See reconciliation to GAAP and As-Reported measures attached.

                                 [REVLON LOGO]

                       MARGIN TRANSFORMATION INITIATIVES

================================================================================


                                WHAT'S POSSIBLE?



                                                    ESTIMATED SAVINGS
                                              -----------------------------
                                                            DESTINATION
                                                2004P       MODEL IMPACT
                                                ($MM)     (MARGIN PTS.(1))
                                              ---------  ------------------


     1.  PROMOTION REDESIGN                     $ 5MM       1-1.5 PTS.

     2.  PRODUCT LIFE CYCLE MANAGEMENT            -            2

     3.  IN-STORE MERCHANDISING                   -            2

     4.  INTERNATIONAL SUPPLY CHAIN               2            1

     5.  COGS REDUCTION                           6          0.5-1.5

     6.  INDIRECT SOURCING                        4           0.5
                                              ---------  ---------------
               TOTAL                            $17MM     7.0-8.5 PTS.


     (1)  Margins on gross sales


                                 [REVLON LOGO]

             PROJECTED IMPACT OF MARGIN TRANSFORMATION INITIATIVES

================================================================================

                                WHAT'S POSSIBLE?


                    -----------------------------------------
                        MARGIN TRANSFORMATION INITIATIVES
                    -----------------------------------------

                    2003(1)                                   INT'L                         MARKET
                    % GROSS  PROMOTION  IN-STORE   PRODUCT    SUPPLY   COGS     INDIRECT  EFFECTIVE      TOTAL
                     SALES   REDESIGN    MERCH.   LIFE CYCLE  CHAIN  REDUCTION  SOURCING  INNOVATION   INITIATIVES     DESTINATION
                     -----   --------   --------  ----------  -----  ---------  --------  ----------   -----------     -----------
Gross Sales          100%                                                                      X                           100%

Returns/Allowances/   18%       X                      X                                               1.0-1.5 pts.         17%
Discounts(2)

COGS                  32%       X                      X        X       X                                3.0 pts.           29%

Consumer Marketing    16%       X                                                  X                   1.0-1.5 pts.       14.5%

In-Store Merch         6%                  X                                       X                   2.0-2.5 pts.        3.5%

Other Expenses        24%             --------------- Cost Control / Top Line Growth ---------------     2.5 pts.           22%
                     -----                                                                                                ------
Operating Income       4%                                                                                                   14%
                     -----                                                                                                ------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          TOTAL
ESTIMATED POTENTIAL         1-1.5 PTS.   2 PTS.    2 PTS.   1 PT.  0.5-1.5 PTS.  0.5 PTS.              7.0 - 8.5 PTS.  INITIATIVES
MARGIN OPPORTUNITY                                                                                           +              +
                                                                                                          2.5 PTS.     DEPARTMENTAL
------------------------------------------------------------------------------------------------------                   EXPENSE
                                                                                                           EQUALS        CONTROL
   (1)  Presented on an ongoing basis and adjusted for Growth Plan charges; see                        APPROXIMATELY        =
        reconciliation to GAAP and As-Reported measures attached.                                          10 PTS.     TOTAL MARGIN
                                                                                                                       OPPORTUNITIES
                                                                                                       -----------------------------
   (2)  Includes Other Revenues

        Note: Minor differences due to rounding



                                 [REVLON LOGO]

                                WHAT'S POSSIBLE?

================================================================================

ACHIEVING DESTINATION MODEL TRANSLATES INTO DRAMATIC EARNINGS UPSIDE AND VALUE CREATION


                                                            @ DESTINATION
                                           2004 PLAN          MARGINS(1)
                                   ----------------------  ----------------
                                     ($MM)    % OF GROSS     % OF GROSS
                                   ----------------------  ----------------    ----------------------------
                                                                                 ^
Gross Sales                          1,719       100%         100%               |   SIGNIFICANT REVENUE
                                                                                 |   GROWTH OPPORTUNITY
Returns/Allowances/Discounts(2)        312        18%          17%               |
                                                                               ----------------------------
Cost of Goods                          548        32%          29%

SG&A                                   759        44%          40%

Operating Income                       100         6%          14%

ADJUSTED EBITDA                        200        12%          20% EQUALS APPROXIMATELY $340MM





--------------------------------------------------------------------------------
       ~$140MM INCREMENTAL MARGIN OPPORTUNITY ON TOP OF SIGNIFICANT REVENUE GROWTH OPPORTUNITY
--------------------------------------------------------------------------------




(1) For illustrative purposes only; applies destination margins to 2004P gross sales. Destination margins represent Company's longer-term objectives; see reconciliation to GAAP and As-Reported measures attached.

(2) Includes Other Revenues



                                 [REVLON LOGO]

              RECONCILIATION OF CERTAIN NON-GAAP MEASURES TO GAAP

                          REVLON, INC. AND SUBSIDIARIES
                      UNAUDITED SUMMARY FINANCIAL DATA (1)
                              (DOLLARS IN MILLIONS)

YEAR ENDED DECEMBER 31, 2000:
-----------------------------
                                                                         BRAND AND   RESTRUCTURING
                                                AS                       FACILITIES    COSTS AND     GROWTH
                                              REPORTED      % GROSS         SOLD      OTHER, NET      PLAN      ADJUSTED   % GROSS
                                              --------      -------      ----------  -------------   ------     -------    -------
 Gross sales                                   $1,750        100.0%       ($ 153)       $ --         $ --        $1,598      100.0%
 Returns, allowances, discounts and other         341         19.5%           (9)            0         --           331       20.7%
                                               ------       ------        ------        ------       ------      ------     ------
Net sales                                       1,409         80.5%         (144)            0         --         1,266       79.3%
Gross profit                                      835         47.7%          (78)            5         --           763       47.7%
Selling, general and administrative expenses      765         43.7%          (72)                                   693       43.4%
Restructuring costs and other, net                 54          3.1%                        (54)                                0.0%
                                               ------       ------        ------        ------       ------      ------     ------
Operating income (loss)                        $   16          0.9%       ($   6)       $   59       $ --        $   69        4.3%

Adjusted EBITDA:
     Operating income (loss)                   $   16          0.9%       ($   6)       $   59       $ --        $   69        4.3%
      Depreciation and amortization               121          6.9%           (3)           (3)        --           115        7.2%
                                               ------       ------        ------        ------       ------      ------     ------
     Adjusted EBITDA                           $  137          7.8%       ($   9)       $   56       $ --        $  185       11.5%
                                               ======       ======        ======        ======       ======      ======     ======


YEAR ENDED DECEMBER 31, 2001:
-----------------------------
                                                                         BRAND AND   RESTRUCTURING
                                                AS                       FACILITIES    COSTS AND     GROWTH
                                              REPORTED      % GROSS         SOLD      OTHER, NET      PLAN      ADJUSTED   % GROSS
                                              --------      -------      ----------  -------------   ------     -------    -------
 Gross sales                                   $1,554         100.0%       ($  17)       $ --        $ --        $1,538     100.0%
 Returns, allowances, discounts and other         276          17.8%           (0)            0        --           276      17.9%
                                               ------        ------        ------        ------      ------      ------    ------
Net sales                                       1,278          82.2%          (16)            0        --         1,262      82.1%
Gross profit                                      733          41.9%           (7)           38        --           766      47.9%
Selling, general and administrative expenses      679          43.7%           (9)           (5)       --           665      43.2%
Restructuring costs and other, net                 38           2.5%            0           (38)       --             0       0.0%
                                               ------        ------        ------        ------      ------      ------    ------
Operating income                               $   16           1.0%       $    3        $   82      $ --        $  100       6.5%

Adjusted EBITDA:
     Operating income                          $   16           1.0%       $    3        $   82      $ --        $  100       6.5%
      Depreciation and amortization               109           7.0%           (1)           (8)       --           100       6.5%
                                               ------        ------        ------        ------      ------      ------    ------
     Adjusted EBITDA                           $  125           8.0%       $    2        $   74      $ --        $  200      13.0%
                                               ======        ======        ======        ======      ======      ======    ======

(1)  Subject to minor rounding differences

              RECONCILIATION OF CERTAIN NON-GAAP MEASURES TO GAAP

                          REVLON, INC. AND SUBSIDIARIES
                      UNAUDITED SUMMARY FINANCIAL DATA (1)
                              (DOLLARS IN MILLIONS)

YEAR ENDED DECEMBER  31, 2002
-----------------------------------------------------------------------

                                                                  BRAND AND    RESTRUCTURING
                                                  AS              FACILITIES     COSTS AND         GROWTH
                                               REPORTED  % GROSS     SOLD        OTHER, NET         PLAN      ADJUSTED    % GROSS
                                               --------  -------  ----------   --------------     --------   ----------   --------
Gross sales                                    $ 1,536   100.0%         $0         $  --           $  --      $ 1,537      100.0%
Returns, allowances, discounts and other           417    27.1%          0             0             (75)         342       22.2%
                                               -------   -----         ---         -----           -----      -------      -----
Net sales                                        1,119    72.9%          0             0              75        1,195       77.8%
Gross profit                                       616    40.1%          0             2              93          710       46.2%
Selling, general and administrative expenses       717    46.7%          0           (10)            (11)         697       45.3%
Restructuring costs and other, net                  14     0.9%          0           (14)                           0        0.0%
                                               -------   -----         ---         -----           -----      -------      -----
Operating income (loss)                          ($115)   -7.5%         $0         $  25           $ 104      $    14        0.9%

Adjusted EBITDA:
     Operating income (loss)                     ($115)   -7.5%         $0         $  25           $ 104      $    14        0.9%
     Depreciation and amortization                 109     7.1%          0            (1)             (1)         107        7.0%
                                               -------   -----         ---         -----           -----      -------      -----
     Adjusted EBITDA                               ($6)   -0.4%         $0         $  24           $ 103      $   121        7.9%
                                               =======   =====         ===         =====           =====      =======      =====



 YEAR ENDED DECEMBER  31, 2003
-----------------------------------------------------------------------

                                                                  BRAND AND    RESTRUCTURING
                                                  AS              FACILITIES     COSTS AND         GROWTH
                                               REPORTED  % GROSS     SOLD        OTHER, NET         PLAN      ADJUSTED    % GROSS
                                               --------  -------  ----------   --------------     --------   ----------   --------
 Gross sales                                    $1,580   100.0%         $0          $ --           $ 2.5       $1,584      100.0%
 Returns, allowances, discounts and other          281    17.8%          0             0              (2)         279       17.6%
                                               -------   -----         ---         -----           -----      -------      -----
 Net sales                                       1,299    82.2%          0             0               4        1,304       82.4%
 Gross profit                                      798    50.5%          0             1               5          805       50.8%
 Selling, general and administrative expenses      771    48.8%          0             0             (26)         745       47.1%
 Restructuring costs and other, net                  6     0.4%          0            (6)             --            0        0.0%
                                               -------   -----         ---         -----           -----      -------      -----
 Operating income                                  $21     1.3%         $0            $7             $31          $59        3.8%

 Adjusted EBITDA:
      Operating income                             $21     1.3%         $0            $7             $31          $59        3.8%
      Depreciation and amortization                101     6.4%          0            (1)             (3)          97        6.1%
                                               -------   -----         ---         -----           -----      -------      -----
      Adjusted EBITDA                             $122     7.7%         $0            $6             $29         $157        9.9%
                                               =======   =====         ===         =====           =====      =======      =====


 YEAR ENDED DECEMBER  31, 2004P
-----------------------------------------------------------------------

                                                                    BRAND AND    RESTRUCTURING
                                                  AS                FACILITIES     COSTS AND       GROWTH
                                               REPORTED   % GROSS      SOLD        OTHER, NET       PLAN      ADJUSTED    % GROSS
                                               --------   -------   ----------   --------------   --------   ----------   --------
 Gross sales                                    $1,719      100.0%      $ -            $ -           $ -       $1,720      100.0%
 Returns, allowances, discounts and other          313       18.2%        -              -             -          313       18.2%
                                                -------     -------    -----        -------       -------      -------     -------
 Net sales                                       1,407       81.8%        -              -             -        1,407       81.8%
 Gross profit                                      858       49.9%        -                            -          859       49.9%
 Selling, general and administrative expenses      759       44.1%        -              -             -          759       44.1%
 Restructuring costs and other, net                  0        0.0%        -              -             -            0        0.0%
                                                -------     -------    -----        -------       -------      -------     -------
 Operating income                                 $100        5.8%      $ -            $ -           $ -         $100        5.8%

 Adjusted EBITDA:
      Operating income                            $100        5.8%      $ -            $ -           $ -         $100        5.8%
      Depreciation and amortization                102        5.9%        -                            -          102        5.9%
                                                -------     -------    -----        -------       -------      -------     -------
      Adjusted EBITDA                             $201       11.7%      $ -            $ -           $ -         $202       11.7%
                                                =======     =======   =====        =======       =======      =======     =======

(1)  Subject to minor rounding differences

               RECONCILIATION OF CERTAIN NON-GAAP MEASURES TO GAAP

REVLON, INC. AND SUBSIDIARIES
UNAUDITED SUMMARY FINANCIAL DATA (1)
(DOLLARS IN MILLIONS)


YEAR ENDED DECEMBER 31, 2003A (1)

                                                                  Brand and  Restructuring
                                                As Reported       Facilities  Costs and    Growth        Adjusted
                                           ----------------------   Sold      Other, Net    Plan   --------------------
                                                  (% Gross Sales)                                       (% Gross Sales)
                                           ----------------------------------------------------------------------------
GROSS SALES                                  1,580     100%           -                       3    1,583     100%

RETURN/ALLOWANCES/DISCOUNTS/OTHER REVENUE      281      18%           -                      (2)     279     18%
                                           ----------------------------------------------------------------------------
NET SALES                                    1,299                    -                       4    1,304
                                           ----------------------------------------------------------------------------
COST OF GOODS                                  501      32%           -           (0.9)      (1)     499     32%
                                           ----------------------------------------------------------------------------
GROSS MARGIN                                   798      51%           -            0.9        5      804     51%        Round to 50%
                                           ----------------------------------------------------------------------------
SG&A   (E.G.,  ADVERTISING, PROMOTION,         771      49%           -                     (26)     745     47%        Round to 46%
              DISTRIBUTION, PEOPLE & ADMIN,
              COSTS)

RESTRUCTURING COSTS AND OTHER, NET               6                    -           (6.0)       0        0
                                           ----------------------------------------------------------------------------
OPERATING INCOME                                21      1%            -            6.9       31       60      4%
                                           ----------------------------------------------------------------------------


(1) Subject to minor rounding differences

               RECONCILIATION OF CERTAIN NON-GAAP MEASURES TO GAAP

REVLON, INC. AND SUBSIDIARIES
UNAUDITED SUMMARY FINANCIAL DATA (1)
(DOLLARS IN MILLIONS)

YEAR ENDED DECEMBER 31, 2004P (1), (2)

                                                                             Brand and  Restructuring
                                                           As Reported       Facilities  Costs and    Growth        Adjusted
                                                       ---------------------   Sold      Other, Net    Plan   --------------------
                                                             (% Gross Sales)                                       (% Gross Sales)
                                                       ---------------------------------------------------------------------------
GROSS SALES                                              1,719      100%          -                      -      1,719      100%

RETURN/ALLOWANCES/DISCOUNTS AND OTHER REVENUE              312       18%          -                      -        312      18%
                                                       ---------------------------------------------------------------------------
NET SALES                                                1,407                    -                      -      1,407
                                                       ---------------------------------------------------------------------------
COST OF GOODS                                              548       32%          -            -         -        548      32%
                                                       ---------------------------------------------------------------------------
GROSS MARGIN                                               859       50%          -            -         -        859      50%
                                                       ---------------------------------------------------------------------------
SG&A   (E.G., ADVERTISING, PROMOTION,                      759       44%          -                      -        759      44%
        DISTRIBUTION, PEOPLE & ADMIN,
        COSTS)

RESTRUCTURING COSTS AND OTHER, NET                           -                    -            -         -          -
                                                       ---------------------------------------------------------------------------
OPERATING INCOME                                           100       6%           -            -         -        100       6%
                                                       ---------------------------------------------------------------------------
DEPRECIATION AND AMORTIZATION                              101                                 -                  101
                                                       ---------------------------------------------------------------------------
EBITDA                                                     201       12%                       -                  201      12%
                                                       ---------------------------------------------------------------------------

(1) Subject to minor rounding differences
(2) 2004P represents 2004 Plan as of January 14, 2004

               RECONCILIATION OF CERTAIN NON-GAAP MEASURES TO GAAP

                          REVLON, INC. AND SUBSIDIARIES
       UNAUDITED NORTH AMERICA AND INTERNATIONAL SALES RECONCILIATION (1)
                              (dollars in millions)


                                                          2002             2003             2004
                                                     --------------  ---------------  --------------
NORTH AMERICA (United States and Canada)
----------------------------------------------
Gross sales                                             $1,117           $1,118            $1,213

Growth plan                                                  0                3                 0

Gross Sales - Adjusted                                   1,117            1,121             1,213

Returns, allowances, discounts and other                   356              227               261

Net sales - As Reported                                    760              891               952

Growth plan                                                 69                1                 0

                                                     ----------      -----------        ----------
Net sales - Adjusted                                      $829             $891              $952
                                                     ==========      ===========        ==========


INTERNATIONAL
----------------------------------------------

Gross sales                                               $420             $462              $506

Returns, allowances, discounts and other                    60               53                52

Net sales - As Reported                                    359              409               455

Growth plan                                                  6                1                 0

                                                     ----------      -----------        ----------
Net sales - Adjusted                                      $366             $410              $455
                                                     ==========      ===========        ==========



(1)  Subject to minor rounding differences

               RECONCILIATION OF CERTAIN NON-GAAP MEASURES TO GAAP

                          REVLON, INC. AND SUBSIDIARIES
           UNAUDITED CONSOLIDATING OPERATING INCOME RECONCILIATION (1)
                              (dollars in millions)


                                                                        YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------------------
                                                         2000           2001          2002             2003             2004
                                                     ------------   ------------  --------------   -------------   --------------
North America                                               $121           $129            $71            $94             $115

International                                                (14)             3             (9)            25               35

Corporate                                                    (38)           (32)           (48)           (60)             (50)

                                                       ----------     ----------    -----------    -----------     ------------
Consolidated                                                  69            100             14             59              100
                                                       ----------     ----------    -----------    -----------     ------------

Product line, brands and facilities sold                       6             (3)
Restructuring                                                (54)           (38)           (14)            (6)
Consolidation costs and other, net                            (5)           (44)           (11)            (1)
Growth plan                                                                               (104)           (31)

                                                       ----------     ----------    -----------    -----------     ------------
Operating income (loss) - As Reported                        $16            $16          -$115            $21             $100
                                                       ==========     ==========    ===========    ===========     ============


(1)  Subject to minor rounding differences

              RECONCILIATION OF CERTAIN NON-GAAP MEASURES TO GAAP

                          REVLON, INC. AND SUBSIDIARIES
                     UNAUDITED NET SALES RECONCILIATION (1)
                              (DOLLARS IN MILLIONS)

                               -----------------------------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                               -----------------------------------------------------------------------
                                 1998      1999        2000       2001       2002      2003     2004P
                               -------    -------    -------    -------    -------   -------   -------
Net sales - As Reported        $ 2,064    $ 1,630    $ 1,409    $ 1,278    $ 1,119   $ 1,299   $ 1,407

Product line and brands sold      (462)      (440)      (144)       (16)

Growth plan                                                                     75         4
                               -------    -------    -------    -------    -------   -------   -------
Net sales                      $ 1,603    $ 1,190    $ 1,265    $ 1,261    $ 1,195   $ 1,304   $ 1,407
                               =======    =======    =======    =======    =======   =======   =======

(1)  Subject to minor rounding differences

              RECONCILIATION OF CERTAIN NON-GAAP MEASURES TO GAAP

                          REVLON, INC. AND SUBSIDIARIES
                  UNAUDITED ADJUSTED EBITDA RECONCILIATION (1)
                              (DOLLARS IN MILLIONS)

                                                                  -----------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                                  -----------------------------------------------------------
                                                                  1998     1999     2000     2001     2002     2003     2004P
                                                                  -----    -----    -----    -----    -----    -----    -----
RECONCILIATION TO CASH FLOWS FROM OPERATING ACTIVITIES:
-------------------------------------------------------
Net cash used for operating activities                            ($ 52)   ($ 82)   ($ 84)   ($ 87)   ($112)   ($166)   ($103)

Changes in assets and liabilities, net of
     acquisitions and dispositions                                  128     (161)      68       64      (54)     126      110
Interest expense, net                                               133      145      142      136      153      167      187
Foreign currency losses (gains), net                                  5       (1)       2        2        1       (5)       2
Gain on sale of marketable securities                                 8                          2
Loss (gain) on sale of product line, brands and facilities, net                1        2
Miscellaneous, net                                                    5       (2)      (2)       3        1        1
Provision for income taxes                                            5        9        9        4        5        1        6
                                                                  -----    -----    -----    -----    -----    -----    -----
As Reported Adjusted EBITDA                                       $ 231    ($ 90)   $ 137    $ 125    ($  6)   $ 122    $ 201
                                                                  =====    =====    =====    =====    =====    =====    =====
RECONCILIATION TO NET LOSS:
---------------------------
Net loss from continuing operations                               ($ 79)   ($371)   ($130)   ($154)   ($287)   ($154)   ($107)

Interest expense, net                                               133      145      142      137      156      170      190
Amortization of debt issuance costs                                   5        4        6        6        8        9        9
Foreign currency losses (gains), net                                  5       (1)       2        2        1       (5)       2
Loss (gain) on sale of product line, brands and facilities, net                1      (11)      14        1
Loss on early extinguishment of debt                                 52                          4
Miscellaneous, net                                                    5                (2)       3        1        1
Provision for income taxes                                            5        9        9        4        5        1        6
Depreciation and amortization                                       106      122      121      109      109      101      102
                                                                  -----    -----    -----    -----    -----    -----    -----
As Reported Adjusted EBITDA                                         231      (90)     137      125       (6)     122      201
                                                                  -----    -----    -----    -----    -----    -----    -----
Product line and brands sold                                        (65)     (42)      (9)       2
Restructuring                                                        43       36       54       38       10        6
Consolidation costs and other, net                                            22        2       36       14
Growth plan                                                                                             103       29
                                                                  -----    -----    -----    -----    -----    -----    -----
Adjusted EBITDA                                                   $ 209    ($ 73)   $ 184    $ 200    $ 121    $ 157    $ 201
                                                                  =====    =====    =====    =====    =====    =====    =====

(1)  Subject to minor rounding differences